                                                                      EXHIBIT 99

AMSOUTH
FOR IMMEDIATE RELEASE

Contact:  (Investment Community) List Underwood (205) 801-0265
          (News Media) Jim Underwood (205) 326-5184
           Internet address:  www.amsouth.com
                              ---------------

AmSouth Posts Second Quarter Earnings From Operations Of $158.1 Million or $.41 Per Share, up 10.8% Over Last Year

Merger conversion completed; $100 million of cost savings expected this year

     BIRMINGHAM, Ala., July 18, 2000 -- AmSouth Bancorporation (NYSE: ASO) today reported earnings from operations in the second quarter ended June 30, 2000, excluding merger-related charges and one-time charges for business divestitures, of $158.1 million or $.41 per diluted share. Compared to the same period in 1999, net income from operations in the 2000 second quarter increased 7.0 percent and earnings per share were up 10.8 percent. Including after-tax merger-related charges of $54.3 million and after-tax charges of $3.9 million related to the divestitures of the Arkansas franchise and the pending sale of IFC Holdings, Inc., reported earnings for the second quarter were $99.9 million, or $.26 per share.

     AmSouth's second quarter performance from operations resulted in a return on average equity of 21.9 percent and a return on average assets of 1.47 percent, which compare to 18.12 percent and 1.44 percent, respectively, for the second quarter of 1999. AmSouth's second quarter 2000 operating efficiency ratio was 55.65 percent, a 170 basis point improvement over the prior year.

     "AmSouth once again produced an excellent quarter of operating results with double-digit growth in earnings per share and a return on equity of 21.9 percent, which is at the top of our targeted range of 20 to 22 percent," said Dowd Ritter, AmSouth's president and chief executive officer. "Stable noninterest revenues after a record first quarter, along with lower expenses and excellent credit quality, contributed to our strong second quarter performance."

     Ritter credits AmSouth's employees for sustaining the high levels of sales and customer service that led to outstanding customer retention in both the traditional and the newly converted markets as AmSouth completed the merger integration during the second quarter.

     Ritter said AmSouth is well-positioned to continue delivering superior results for several reasons. "We're seeing growing production levels in attractive Southeastern markets coupled with outstanding sales and service momentum and excellent customer retention. Also underlying our optimism is the prospect of a more profitable balance sheet and continued strong credit quality," he said. In addition, AmSouth remains on track to achieve at least $100 million in cost savings from the merger during 2000.

     AmSouth took a second quarter after-tax charge of $54.3 million for the balance of the First American merger-related expenses. No further charges related to the merger are expected. "We have already begun to see the benefits from the way the merger integration process was structured in terms of higher customer retention and efficiency," Ritter said.

     "Stretching the conversion process over a four-month period and the extensive training programs we employed resulted in a near flawless conversion and very high customer retention rates, employee retention and morale."

     On July 11, AmSouth announced it is selling IFC Holdings, Inc., the company's third-party nationwide investment marketing subsidiary acquired in the merger with First American. AmSouth has a track record of exiting non-core businesses that do not meet its aggressive internal profitability targets, allowing management to focus on core businesses and execute internal growth strategies. On a pro forma basis, excluding IFC from the company's operations in the second quarter would improve AmSouth's efficiency ratio 275 basis points to
52.9 percent.

     The company also is discontinuing its out-of-market dealer indirect loan origination business and selling the company's four offices in Kentucky. Regarding these announcements, Ritter said, "Our strong performance over the years has been enhanced by concentrating efforts within the company's excellent Southeast markets and focusing on core businesses."

     Second quarter 2000 net interest income was $352.6 million, down $24.9 million compared with the same quarter of 1999. Average managed loans net of unearned income, excluding residential first mortgages, increased 11.1 percent over a year ago led by a 24.0 percent increase in managed consumer lending. Home equity lending continued to be strong across all markets with average growth of
34.2 percent compared to the second quarter of 1999.

     AmSouth's Florida franchise again led the company in loan growth with a
56.7 percent increase in home equity loans and 17.6 percent growth in average commercial and commercial real estate lending compared to last year's second quarter.

     Total second quarter noninterest income, which includes earnings from trust, investment management services and other sources of fee income, was $219.4 million, an increase of 3.2 percent compared with the second quarter of 1999. Second quarter 2000 noninterest expenses, excluding merger-related charges, were $322.0 million, down $20.3 million, or 5.9 percent, compared to last year's second quarter. Adjusting for the effect of divestitures, noninterest income increased 5.4 percent while noninterest expenses were down 4.8 percent.

     Net charge-offs were .34 percent of average net loans in the second quarter of 2000 compared to .38 percent in the first quarter of 2000. At June 30, 2000, total nonperforming assets were $134.7 million, or .53 percent of loans net of unearned income, foreclosed properties and repossessions, an improvement of $10.8 million from the previous quarter's level.

     AmSouth is a regional bank holding company headquartered in Birmingham with $42.6 billion in assets, and 600 branch banking offices and 1,300 ATMs. As the 22nd largest bank holding company in the nation, AmSouth has leading market positions in Tennessee, Florida, Alabama and Mississippi, and a presence in Louisiana, Georgia, Kentucky and Virginia. AmSouth is also a leader among regional banks in the Southeast in several key business segments, including consumer and commercial banking, small business banking, mortgage lending, equipment leasing, annuity and mutual fund sales, and trust and investment management services. AmSouth also offers a complete line of banking products and services at its web site, www.amsouth.com.

                            AMSOUTH BANCORPORATION
                                   Unaudited
                     (In thousands except per share data)

                                                     Three Months                            Six  Months
                                                     Ended June 30                           Ended June 30
EARNINGS SUMMARY - EXCLUDING MERGER-              --------------------         %          -------------------       %
 RELATED COSTS & OTHER SPECIAL ITEMS                2000       1999          Change         2000       1999       Change
                                                  --------------------       ------       -------------------     ------
Net interest income                               $352,636   $377,549         (6.6)       $721,209   $746,338      (3.4)
Provision for loan losses                           22,800     18,589         22.7          48,200     37,323      29.1
                                                  --------   --------                     --------   --------
Net interest income after provision                329,836    358,960         (8.1)        673,009    709,015      (5.1)
Noninterest revenues excluding gain on
  sale of businesses                               218,887    212,605          3.0         438,924    415,370       5.7
Noninterest expenses excluding merger-
 related costs                                     321,950    342,230         (5.9)        655,353    679,700      (3.6)
                                                  --------   --------                     --------   --------
Income before income taxes                         226,773    229,335         (1.1)        456,580    444,685       2.7
Income taxes                                        68,638     81,553        (15.8)        146,011    157,619      (7.4)
                                                  --------   --------                     --------   --------
Net income                                        $158,135   $147,782          7.0        $310,569   $287,066       8.2
                                                  ========   ========                     ========   ========

Earnings per common share                            $0.41      $0.38          7.9           $0.80   $   0.73       9.6
Earnings per common share-diluted                     0.41       0.37         10.8            0.79       0.72       9.7
Average common shares outstanding                  386,682    391,655                      389,138    391,828
Average common shares outstanding-diluted          389,571    397,451                      392,035    397,833
End of period common shares outstanding            378,856    394,876                      378,856    394,876


                                                     Three Months                            Six  Months
                                                     Ended June 30                           Ended June 30
                                                  --------------------         %          -------------------        %
EARNINGS SUMMARY - AS REPORTED                       2000       1999         Change         2000       1999        Change
                                                  --------------------       ------       -------------------      ------
Net interest income                               $352,636   $377,549         (6.6)       $721,209   $746,338      (3.4)
Provision for loan losses                           22,800     18,589         22.7          48,200     37,323      29.1
                                                  --------   --------                     --------   --------
Net interest income after provision                329,836    358,960         (8.1)        673,009    709,015      (5.1)
Noninterest revenues excluding gain on
  sale of businesses                               218,887    212,605          3.0         438,924    415,370       5.7
Gain on sale of businesses                             538        -0-           --             538        -0-       --
Noninterest expenses excluding merger-
 related costs                                     321,950    342,230         (5.9)        655,353    679,700      (3.6)
Merger-related costs                                88,224     24,765        256.2         110,178     28,039     292.9
                                                  --------   --------                     --------   --------
Income before income taxes                         139,087    204,570        (32.0)        346,940    416,646     (16.7)
Income taxes                                        39,190     72,989        (46.3)        108,106    148,269     (27.1)
                                                  --------   --------                     --------   --------
Net income                                        $ 99,897   $131,581        (24.1)       $238,834   $268,377     (11.0)
                                                  ========   ========                     ========   ========

Earnings per common share                         $   0.26   $   0.34        (23.5)       $   0.61   $   0.68     (10.3)
Earnings per common share-diluted                     0.26       0.33        (21.2)           0.61       0.67      (9.0)
Average common shares outstanding                  386,682    391,655                      389,138    391,828
Average common shares outstanding-diluted          389,571    397,451                      392,035    397,833
End of period common shares outstanding            378,856    394,876                      378,856    394,876


                            AMSOUTH BANCORPORATION
                                   Unaudited
                      (In thousands except per share data)

                                    Average for                         Average for
                                   Three Months                         Six Months
                                   Ended June 30                       Ended June 30
                             -------------------------      %     ------------------------     %
BALANCE SHEET SUMMARY            2000          1999       Change     2000         1999       Change
                             -----------   -----------    ------  -----------  -----------   ------
Loans net of unearned
 income                      $26,642,183   $25,091,429      6.2   $26,661,764  $24,796,128     7.5
Total investment
 securities*                  12,969,927    11,953,765      8.5    13,025,148   11,610,521    12.2
Interest-earning assets*      39,844,956    37,423,053      6.5    39,938,728   36,964,338     8.0
Total assets                  43,377,896    41,065,542      5.6    43,481,380   40,573,741     7.2
Noninterest-bearing
 deposits                      4,770,285     4,897,183     (2.6)    4,733,840    4,915,550    (3.7)
Interest-bearing deposits     23,070,576    22,665,436      1.8    23,102,016   22,663,657     1.9
Total deposits                27,840,861    27,562,619      1.0    27,835,856   27,579,207     0.9
Shareholders' equity           2,903,716     3,271,156    (11.2)    2,925,475    3,235,067    (9.6)

                                         Ending
                                        Balance
                                        June 30
                               ------------------------      %
BALANCE SHEET SUMMARY              2000         1999      Change
                               -----------  -----------   ------
Loans net of unearned
 income                        $25,589,410  $25,364,303     0.9
Total investment
 securities*                    12,999,375   12,652,072     2.7
Interest-earning assets*        38,882,298   38,345,170     1.4
Total assets                    42,584,032   42,103,322     1.1
Noninterest-bearing
 deposits                        4,988,178    4,961,789     0.5
Interest-bearing deposits       22,910,740   22,580,617     1.5
Total deposits                  27,898,918   27,542,406     1.3
Shareholders' equity             2,820,951    3,192,121   (11.6)






KEY PERFORMANCE RATIOS                               2000                   1999                        2000       1999
                                              ------------------     -----------------------------     ------     ------
                                              2nd Qtr    1st Qtr     4th Qtr    3rd Qtr    2nd Qtr       YTD        YTD
                                              -------    -------     -------    -------    -------     ------     ------
Excluding merger-related costs & other
 special items:
     Return on average assets (annualized)      1.47%      1.41%       1.47 %     1.46%     1.44%        1.44%      1.43%
     Return on average shareholders'
      equity (annualized)                      21.90      20.80       21.25      19.03     18.12        21.35      17.89
     Operating efficiency                      55.65      56.03       54.17      55.09     57.35        55.84      57.84

As reported:
      Return on average assets (annualized)     0.93%      1.28%      (0.57)%     1.25%     1.29%        1.10%      1.33%
      Return on average shareholders
       equity (annualized)                     13.84      18.96       (8.25)     16.37     16.13        16.42      16.73
      Operating efficiency                     70.84      59.71       96.23      59.79     61.50        65.20      60.22

Other performance ratios:
      Average shareholders' equity to
         average total assets                   6.69%      6.76%       6.92 %     7.66%     7.97%        6.73%      7.97%
      End of period shareholders' equity to
         end of period total assets             6.62       6.89        6.82       7.31      7.58         6.62       7.58
      Loans net of unearned income to
       total deposits                          91.72      93.91       94.10      95.82     92.09        91.72      92.09
      Book value per common share             $ 7.45     $ 7.67      $ 7.56     $ 8.10    $ 8.08       $ 7.45     $ 8.08
      Tangible book value per common share    $ 6.43     $ 6.62      $ 6.48     $ 6.99    $ 6.96       $ 6.43     $ 6.96
      Net interest margin - taxable
       equivalent                               3.63%      3.77%       3.86 %     3.95%     4.12%        3.70%      4.15%


*Excludes adjustment for market valuation on available-for-sale securities and certain noninterest-earning marketable equity securities.

                             AMSOUTH BANCORPORATION
                                  (Unaudited)
                             (Dollars in thousands)

                                                                06/30/00      06/30/99      % Change
                                                              ------------  -----------     --------
LOANS NET OF UNEARNED INCOME
Commercial:
  Commercial & industrial                                     $ 7,790,674   $ 8,037,034       (3.1)
  Commercial loans secured by real estate                       1,769,436     2,120,599      (16.6)
                                                              -----------   -----------
   Total commercial                                             9,560,110    10,157,633       (5.9)
Commercial real estate                                          4,706,711     4,223,175       11.4
Consumer:
 Residential first mortgages                                    1,410,327     2,056,538      (31.4)
 Other residential mortgages                                    4,511,889     3,355,964       34.4
 Dealer indirect                                                3,651,564     3,611,714        1.1
 Revolving credit                                                 467,648       483,196       (3.2)
 Other consumer                                                 1,281,161     1,476,083      (13.2)
                                                              -----------   -----------
  Total consumer                                               11,322,589    10,983,495        3.1
                                                              -----------   -----------
 Total loans net of unearned income                           $25,589,410   $25,364,303        0.9
                                                              ===========   ===========

                                                                          2000                       1999
                                                              -------------------------   ------------------------------
                                                                 Jun 30        Mar 31      Dec 31    Sept 30     Jun 30
                                                              -------------------------   ------------------------------
NONPERFORMING ASSETS
Nonaccrual loans                                              $   119,082   $   122,365   $141,134   $161,843   $124,123
Foreclosed properties                                              13,780        19,839     17,767     22,991     18,898
Repossessions                                                       1,810         3,274      2,644      1,496      1,701
                                                              -----------   -----------   --------   --------   --------
 Total nonperforming assets*                                  $   134,672   $   145,478   $161,545   $186,330   $144,722
                                                              ===========   ===========   ========   ========   ========
Nonperforming assets to loans net of unearned income,
 foreclosed properties and repossessions                             0.53%         0.55%      0.61%      0.71%      0.57%

Accruing loans 90 days past due                               $    70,800   $    66,375   $ 61,050   $ 44,644   $ 65,324
                                                              ===========   ===========   ========   ========   ========


                                                                          2000                       1999
                                                              -------------------------   ------------------------------
                                                                 Jun 30        Mar 31      Dec 31    Sept 30     Jun 30
                                                              -------------------------   ------------------------------
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period                                $   363,492   $   363,476   $365,427   $365,869   $366,243
Loans charged off                                                 (34,471)      (40,377)   (39,358)   (41,202)   (28,885)
Recoveries of loans previously charged off                         11,743        14,993     12,707     10,157      9,922
                                                              -----------   -----------   --------   --------   --------

   Net charge-offs                                                (22,728)      (25,384)   (26,651)   (31,045)   (18,963)
Addition to allowance charged to expense                           22,800        25,400     97,700     30,603     18,589
Allowance sold, net                                                (5,500)          -0-    (73,000)       -0-        -0-
                                                              -----------   -----------   --------   --------   --------
Balance at end of period                                      $   358,064   $   363,492   $363,476   $365,427   $365,869
                                                              ===========   ===========   ========   ========   ========

Allowance for loan losses to loans net of unearned income            1.40%         1.37%      1.38%      1.39%      1.44%
Net charge-offs to average loans net of unearned income **           0.34%         0.38%      0.40%      0.48%      0.30%
Allowance for loan losses to nonperforming loans*                  300.69%       297.06%    257.54%    225.79%    294.76%
Allowance for loan losses to nonperforming assets*                 265.88%       249.86%    225.00%    196.12%    252.81%

 * Excludes $35.6 million, $29.2 million and $38.1 million of nonperforming assets classified as held for accelerated disposition at June 30, 2000, March 31, 2000 and December 31, 1999, respectively.
** Annualized

                            AMSOUTH BANCORPORATION
                QUARTERLY CONSOLIDATED AVERAGE DAILY BALANCES,
                 REVENUE AND EXPENSE SUMMARY, YIELDS AND RATES
                                  (Unaudited)

                                                                        Quarter Ended June 30
                                                                  2000                                     1999
                                                 -------------------------------------    ----------------------------------
(Taxable Equivalent Basis -                        Average       Revenue/        Yield/     Average       Revenue/     Yield/
   Dollars in Thousands)                           Balance       Expense          Rate      Balance       Expense      Rate
                                                 -----------   -----------       -----    ----------     ---------    -------
ASSETS
Interest-earning assets:
  Loans net of unearned income                   $26,642,183   $   568,657        8.58%  $25,091,429      $522,542      8.35%
  Available-for-sale securities:
      Taxable                                      5,989,040        99,186        6.66     7,156,589       114,322      6.41
      Tax-free                                        66,625         1,100        6.64       291,853         5,028      6.91
                                                 -----------   -----------               -----------      --------
         Total available-for-sale securities       6,055,665       100,286        6.66     7,448,442       119,350      6.43
                                                 -----------   -----------               -----------      --------
 Held-to-maturity securities:
      Taxable                                      6,522,650       112,119        6.91     4,304,455        69,672      6.49
      Tax-free                                       391,612         7,147        7.34       200,868         4,160      8.31
                                                 -----------   -----------               -----------      --------
         Total held-to-maturity securities         6,914,262       119,266        6.94     4,505,323        73,832      6.57
                                                 -----------   -----------               -----------      --------

  Total investment securities                     12,969,927       219,552        6.81    11,953,765       193,182      6.48
  Other interest-earning assets                      232,846         3,740        6.46       377,859         5,290      5.62
                                                 -----------   -----------               -----------      --------

     Total interest-earning assets                39,844,956       791,949        7.99    37,423,053       721,014      7.73
Cash and other assets                              4,149,891                               4,007,052
Allowance for loan losses                           (364,339)                               (367,762)
Market valuation on AFS securities                  (252,612)                                  3,199
                                                 -----------                             -----------
                                                 $43,377,896                             $41,065,542
                                                 ===========                             ===========


LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
  Interest-bearing demand deposits               $ 9,514,403        79,878        3.38   $ 9,335,877        65,435      2.81
  Savings deposits                                 1,722,267         9,566        2.23     2,127,753        12,221      2.30
  Time deposits                                    7,622,363       105,684        5.58     7,772,480        99,340      5.13
  Foreign time deposits                            1,427,241        21,341        6.01       578,874         6,539      4.53
  Certificates of deposit of $100,000 or more      2,784,302        40,744        5.89     2,850,452        34,737      4.89
  Federal funds purchased and securities
    sold under agreements to repurchase            3,720,045        51,032        5.52     4,203,663        47,745      4.56
  Other interest-bearing liabilities               8,266,919       124,080        6.04     5,395,184        70,872      5.27
                                                 -----------      --------               -----------       -------

     Total interest-bearing liabilities           35,057,540       432,325        4.96    32,264,283       336,889      4.19
                                                                  --------       -----                    --------     -----
       Net interest spread                                                        3.03%                                 3.54%
                                                                                 =====                                 =====
Noninterest-bearing demand deposits                4,770,285                               4,897,183
Other liabilities                                    646,355                                 632,920
Shareholders' equity                               2,903,716                               3,271,156
                                                 -----------                             -----------

                                                 $43,377,896                             $41,065,542
                                                 ===========                             ===========

       Net interest income/margin
        on a taxable equivalent basis                              359,624        3.63%                    384,125      4.12%
                                                                                 =====                                 =====

Taxable equivalent adjustment:
  Loans                                                              1,317                                   1,321
  Available-for-sale securities                                        848                                   2,364
  Held-to-maturity securities                                        4,823                                   2,845
  Trading securities                                                   -0-                                      46
                                                               -----------                             -----------
    Total taxable equivalent adjustment                              6,988                                   6,576
                                                               -----------                             -----------
       Net interest income                                     $   352,636                             $   377,549
                                                               ===========                             ===========

Note: The taxable equivalent adjustment has been computed based on the statutory federal income tax rate, adjusted for applicable state income taxes net of the related federal tax benefit. Loans net of unearned income includes nonaccrual loans. Certain noninterest-earning marketable equity securities are not included in available-for-sale securities.

                            AMSOUTH BANCORPORATION
                   YTD CONSOLIDATED AVERAGE DAILY BALANCES,
                 REVENUE AND EXPENSE SUMMARY, YIELDS AND RATES
                                  (Unaudited)

                                                                        Six Months Ended June 30
                                                                  2000                               1999
                                                ----------------------------------     ---------------------------------
(Taxable Equivalent Basis -                       Average       Revenue/    Yield/     Average      Revenue/      Yield/
  Dollars in Thousands)                           Balance       Expense     Rate       Balance      Expense       Rate
                                                -----------   -----------   ------     -------      --------      ------
ASSETS
Interest-earning assets:
 Loans net of unearned income                   $26,661,764    $1,131,848     8.54%  $24,796,128   $1,028,884      8.37%
 Available-for-sale securities:
     Taxable                                      6,001,819       199,476     6.68     6,996,202      226,284      6.52
      Tax-free                                       66,194         2,283     6.94       330,885       11,513      7.02
                                                -----------    ----------            -----------   ----------
         Total available-for-sale securities      6,068,013       201,759     6.69     7,327,087      237,797      6.54
                                                -----------    ----------            -----------   ----------
 Held-to-maturity securities:
      Taxable                                     6,567,783       224,955     6.89     4,097,257      133,617      6.58
      Tax-free                                      389,352        14,109     7.29       186,177        7,909      8.57
                                                -----------    ----------            -----------   ----------
         Total held-to-maturity securities        6,957,135       239,064     6.91     4,283,434      141,526      6.66
                                                -----------    ----------            -----------   ----------
 Total investment securities                     13,025,148       440,823     6.81    11,610,521      379,323      6.59
 Other interest-earning assets                      251,816         8,461     6.76       557,689       13,648      4.94
                                                -----------    ----------            -----------   ----------
    Total interest-earning assets                39,938,728     1,581,132     7.96    36,964,338    1,421,855      7.76
Cash and other assets                             4,144,292                            3,965,988
Allowance for loan losses                          (364,781)                            (370,756)
Market valuation on AFS securities                 (236,859)                              14,171
                                                -----------                          -----------
                                                $43,481,380                          $40,573,741
                                                ===========                          ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
 Interest-bearing demand deposits               $ 9,300,418       151,603     3.28   $ 9,464,468      131,695      2.81
 Savings deposits                                 2,037,632        26,155     2.58     2,074,265       23,147      2.25
 Time deposits                                    7,606,411       206,928     5.47     7,935,592      203,499      5.17
  Foreign time deposits                           1,361,780        39,098     5.77       449,726       10,010      4.49
 Certificates of deposit of $100,000 or more      2,795,775        79,004     5.68     2,739,606       69,296      5.10
 Federal funds purchased and securities
   sold under agreements to repurchase            3,882,036       102,486     5.31     3,955,302       87,835      4.48
 Other interest-bearing liabilities               8,216,681       241,176     5.90     5,168,529      136,580      5.33
                                                -----------    ----------            -----------   ----------
    Total interest-bearing liabilities           35,200,733       846,450     4.84    31,787,488      662,062      4.20
                                                               ----------     ----                 ----------      ----
                                                                              3.12%                                3.56%
                                                                              ====                                 ====
       Net interest spread
Noninterest-bearing demand deposits               4,733,840                            4,915,550
Other liabilities                                   621,332                              635,636
Shareholders' equity                              2,925,475                            3,235,067
                                                -----------                          -----------
                                                $43,481,380                          $40,573,741
                                                ===========                          ===========

       Net interest income/margin
        on a taxable equivalent basis                             734,682     3.70%                   759,793      4.15%
                                                                              ====                                 ====
Taxable equivalent adjustment:
 Loans                                                              2,201                               2,592
 Available-for-sale securities                                      1,706                               5,468
 Held-to-maturity securities                                        9,566                               5,303
 Trading securities                                                   -0-                                  92
                                                               ----------                          ----------
   Total taxable equivalent adjustment                             13,473                              13,455
                                                               ----------                          ----------
       Net interest income                                     $  721,209                          $  746,338
                                                               ==========                          ==========

Note: The taxable equivalent adjustment has been computed based on the statutory federal income tax rate, adjusted for applicable state income taxes net of the related federal tax benefit. Loans net of unearned income includes nonaccrual loans. Certain noninterest-earning marketable equity securities are not included in available-for-sale securities.

                            AMSOUTH BANCORPORATION
                                  (Unaudited)
                            (Dollars in Thousands)


                                             Three Months                 Six Months
                                            Ended June 30      %        Ended June 30      %
                                        --------------------        -------------------
                                          2000      1999     Change   2000      1999     Change
                                        --------------------------- ---------------------------
NONINTEREST REVENUES

Service charges on deposit accounts     $ 56,833  $ 57,886   (1.8)  $113,686  $115,439   (1.5)
Trust income                              29,067    27,300    6.5     56,552    54,280    4.2
Consumer investment services income       56,964    58,755   (3.0)   121,591   110,618    9.9
Credit card income                         4,601     5,137  (10.4)     8,831     9,786   (9.8)
Mortgage income                           11,555    11,463    0.8     21,622    24,039  (10.1)
Interchange income                        12,932    11,669   10.8     24,947    21,383   16.7
Other noninterest revenues                46,935    40,395   16.2     91,695    79,825   14.9
 Noninterest revenues excluding gain
  on sale of businesses                 $218,887  $212,605    3.0   $438,924  $415,370    5.7
                                        ========  ========          ========  ========



NONINTEREST EXPENSES

Salaries and employee benefits        $ 144,968  $ 154,324   (6.1)  $295,551  $309,482   (4.5)
Net occupancy expense                    28,099     27,100    3.7     58,048    53,751    8.0
Equipment expense                        31,129     33,230   (6.3)    63,309    64,886   (2.4)
Marketing expense                         8,985      9,571   (6.1)    20,978    20,337    3.2
Postage and supplies expense             13,394     12,449    7.6     25,705    25,768   (0.2)
Communications expense                   10,467      9,962    5.1     20,027    19,879    0.7
Professional fees                         5,279      6,461  (18.3)     9,777    11,704  (16.5)
Amortization of intangibles               9,589     10,074   (4.8)    19,546    20,183   (3.2)
Subscribers' commissions                 27,285     27,477   (0.7)    57,879    51,772   11.8
Other noninterest expenses               42,755     51,582  (17.1)    84,533   101,938  (17.1)
                                      ---------  ---------          --------  --------
    Noninterest expenses excluding
          merger-related costs        $ 321,950  $ 342,230   (5.9)  $655,353  $679,700   (3.6)
                                      =========  =========          ========  ========



INTANGIBLE ASSETS                      06/30/00   06/30/99
                                      ---------- ----------

Goodwill                              $ 362,670  $ 408,463
Core deposit and other intangibles       24,101     34,976